UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 27, 2007

EXX INC
(Exact name of registrant as specified in its charter)

Nevada	1-5654	88-0325271
(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1350 East Flamingo Road, Suite 689 Las Vegas, Nevada	89119-5263
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 598-3223

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01             Other Events

On September 27, 2007, EXX INC (the “Registrant”) issued a press release announcing a National Labor Relations Board decision against EXX’s Newcor subsidiary.  A copy of the press release is attached hereto and incorporated herein as Exhibit 99.1.

Item 9.01             Financial Statements and Exhibits

(d)         Exhibits

99.1 Press Release, dated September 27, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          EXX INC

Date:  September 28, 2007                                                                        By:   /s/ David A. Segal
                         Chairman of the Board
                         Chief Executive Officer
                         Chief Financial Officer

EXHIBIT INDEX

Exhibit No.                     Description

99.1                               Press Release, dated September 27, 2007